SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) January 8, 2003


                    Detwiler, Mitchell & Co.
                  (Exact name of registrant as
                    specified in its charter)

       Delaware                     0-12926                95-2627415
------------------------------    --------------       --------------------
(State of other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)         Identification No.)


    225 Franklin Street, 20th Floor,  Boston, Massachusetts 02110
    -------------------------------------------------------------
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code 617-451-0100
                                                   ------------
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ITEM 5. OTHER EVENTS AND REGULATIN FD DISCLOSURE
------- ----------------------------------------


     On January 8, 2003, Detwiler, Mitchell & Company (the
"Company") received notice from the Nasdaq Stock Market that its common stock had complied with the minimum bid price requirement
(see Exhibit 99).



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
-------   ---------------------------------

          (c)  Exhibits.

               The following exhibit is filed herewith:

               99   Notice from Nasdaq Stock Market received
                    January 8, 2003.



                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DETWILER, MITCHELL & CO.
                                -------------------------------------
                                        (Registrant)

January 8, 2003                   /s/ Robert E. Jeffords
-------------------		------------------------------------
        Date                         Robert E. Jeffords
                                     Assistant Secretary



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